Securities, 424I - Securities, 424I: 1	Mar. 24, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of beneficial interest
Aggregate Sales Price	$ 4,455,488,945.00
Aggregate Redeemed or Repurchased, FY	3,396,050,738.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 1,059,438,207.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 146,308.42